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Preclinical studies with DCC-3116, an ULK kinase inhibitor designed to inhibit autophagy as a potential strategy to address mutant RAS cancers Bryan D. Smith, Lakshminarayana Vogeti, Anu Gupta, Jarnail Singh, Gada Al-Ani, Stacie L. Bulfer, Timothy M. Caldwell, Mary J. Timson, Subha Vogeti, Yu Mi Ahn, Hikmat Al-Hashimi, Chase K. Crawley, Cale L. Heiniger, Cynthia B. Leary, Justin T. Proto, Quanrong Shen, Abstract Hanumaiah Telikepalli, Karen Yates, Wei-Ping Lu, and Daniel L. Flynn B129 Deciphera Pharmaceuticals, LLC, Waltham, MA DCC-3116 Inhibited ULK Kinase in PK/PD Models and Inhibited Tumor Growth in DCC-3116 is a Potent Inhibitor of ULK Kinase and Autophagy in Cellular Assays INTRODUCTION RESULTS Combination with MAPK Inhibitors in Mouse Xenograft Models Figure 4. DCC-3116 Inhibits Both Basal and Trametinib-induced Phosphorylation of Figure 7. DCC-3116 Inhibited ATG13 Phosphorylation in vivo in a PK/PD Model Cancer cells activate autophagy, a catabolic process to resupply nutrients and recycle Autophagy is a Compensatory Survival Mechanism in MAPK Pathway Inhibitor- ULK Substrate ATG13 in RAS- and BRAF-mutant Cell Lines damaged organelles, in order to survive stresses such as limited nutrients and hypoxia, treated RAS Mutant Cancers A549 KRAS G12S LUNG CANCER MIAPACA-2 KRAS G12C PANCREATIC CANCER 250 ATG13 200 MIAPACA-2 PANCREATIC CANCER PK/PD MODEL or chemotherapy treatments. DCC-3116 dose response with 250 nM trametinib DCC-3116 dose response with 100 nM trametinib 200 200 Control) 150 Treatment of a RAS mutant cancer cell line with inhibitors of the MAPK pathway (i.e. DCC-3116 50 mg/kg DCC-3116 25 mg/kg Control) 150 IC 52 nM Control) 150 IC 28 nM 100 RAS mutant cancers, in particular, have been found to require autophagy for tumor of BASAL 50 BASAL 50 Vehicle of 2 hr 6 hr 10 hr 2 hr 6 hr 10 hr RAS, RAF, MEK, or ERK inhibitors) leads to activation of ULK kinase and phosphorylated of (% (% 50 1,2 of 100 100 (% growth and survival. Treating RAS mutant tumors with inhibitors of the downstream phosphorylation of downstream autophagy protein substrates Concentration (nM) 3,016 1,079 243 1,582 581 254 ATG13 ATG13 Levels 0 - MAPK pathway has been largely unsuccessful, as these drugs have been shown to 50 - 50 Veh 2 hr 6 hr 10 hr 2 hr 6 hr 10 hr 2 hr 6 hr 10 hr % pATG13 inhibition 86 71 49 80 63 24 Figure 2. MAPK inhibition leads to increased ATG13 phosphorylation trametinib 1 mg/kg DCC-3116 50 mg/kg + DCC-3116 25 mg/kg + further stimulate autophagy, allowing for tumor cell survival.3,4 Inhibiting autophagy in Phospho 0 Phospho 0 trametinib 1 mg/kg trametinib 1 mg/kg Control Trametinib 10 3.3 1.1 0.37 0.12 0.041 0.014 0.0046 Control Trametinib 10 3.3 1.1 0.37 0.12 0.041 0.014 0.0046 0.0015 combination with MAPK pathway inhibition may represent a possible new treatment DCC-3116 (µM) + Trametinib (250 nM) DCC-3116 (µM) + Trametinib (100 nM) ACTIVATION BY KRAS G12C INHIBITION ACTIVATION BY RAF INHIBITION Figure 8. DCC-3116, in Combination with Trametinib, Inhibited Pancreatic, Lung, paradigm for RAS mutant cancers. mKRAS HCT-116 KRAS G13D COLORECTAL CANCER A375 BRAF V600E MELANOMA AMG-510 MiaPaca-2 cells - AMG-510 dose response A549 cells - LY3009120 dose response 250 150 and Melanoma Xenograft Tumor Growth Control) 200 Control) BASAL DCC-3116 dose response with 100 nM trametinib DCC-3116 dose response with 100 nM trametinib BASAL of 100 250 250 of 150 (% Proof-of-concept for this strategy was obtained in cancer models and in a RAS mutant (% 100 Control) 200 Control) 200 LY3009120 ATG13 ATG13 50 IC 57 nMof IC 40 nM - of 50 50 - pancreatic cancer patient by blocking autophagy with derivatives of chloroquine, in 50 (% 150 (% 150 0 BASAL BASAL Phospho 0 Phospho combination with MAPK inhibitors.3,4 Control 1.1 0.37 0.12 0.041 0.014 0.0046 0.0015 0.0005 Control 10 3.3 1.1 0.37 0.12 0.041 0.014 0.0046 0.0015 0.0005 100 100 AMG-510 (µM) LY3009120 (µM) ATG13 ATG13 - - Trametinib 50 50 ACTIVATION BY MEK INHIBITION ACTIVATION BY ERK INHIBITION Phospho Phospho 0 0 • ULK1/2 kinases initiate autophagy and provide the potential for a targeted approach for Other Pathways A549 cells - Trametinib dose response A549 cells - Ulixertinib dose response Control Trametinib 10 3.3 1.1 0.37 0.12 0.041 0.014 0.0046 0.0015 Control Trametinib 10 3.3 1.1 0.37 0.12 0.041 0.014 0.0046 Can Also 300 200 selectively inhibiting autophagy in RAS mutant cancers. Herein, we describe preclinical Activate ULK DCC-3116 (µM) + Trametinib (100 nM) DCC-3116 (µM) + Trametinib (100 nM) Ulixertinib Control) Control) 150 of 200 of BASAL (% (% 100 studies with the ULK kinase inhibitor DCC-3116, designed as a potential inhibitor of BASAL X ATG13 100 ATG13 - 50 autophagy in RAS mutant cancers. P P P - Figure 5. DCC-3116 Inhibits Autophagosome Formation and Autophagic Flux of LC3 Phospho 0 Phospho 0 LKB1 AMPK ULK Control 1000 500 250 125 62.5 31.3 15.6 7.8 3.9 1.95 Control 10 3.3 1.1 0.37 0.12 0.041 0.014 0.0046 0.0015 P Trametinib (nM) Ulixertinib (µM) METHODS ATG13 AUTOPHAGOSOME FORMATION INHIBITION INHIBITION OF LC3-LUCIFERASE DEGRADATION DCC-3116 dose response with 1 µM PP242 (mTOR inhibitor) DCC-3116 dose response with 250 nM trametinib in HCT-116 in A549 cells – Cyto-ID assay Control cells stably transfected with LC3-Luciferase 300 In vitro kinase assays were performed using cellular levels of ATP (1 mM) and a peptide DCC-3116 is a Potent & Selective ULK Kinase Inhibitor Designed to Inhibit Autophagy 150 Figure 9. DCC-3116, in Combination with MEK Inhibitor Binimetinib or ERK Inhibitor substrate. In cell assays, ULK activity was assessed using an ELISA for phosphorylated 250 IC 29 nM IC 95 nM Ulixertinib, Decreased Pancreatic Xenograft Tumor Growth Figure 3. DCC-3116 Kinome Tree 50 Control) 50 of ATG13 (a cellular ULK substrate). Autophagosome formation was measured using the Potent (IC at 1 mM ATP) 50 200 (% 100 IC50 = 1 M dye, Cyto-ID. Autophagic flux was assessed using cells expressing the autophagy protein IC50 = 100 nM PP242 Units ULK1 4.7 nM; ULK2 36 nM Fluorescence 150 LC3 fused to luciferase. The synergy of DCC-3116 in combination with MAPK inhibitors Tight-binding inhibitor with residency time IC50 = 10 nM was assessed in 2D or 3D cell growth assays. Xenograft models were used to assess Relative 100 Luminescence 50 > 7 hours IC = 1 nM pharmacokinetics (PK) and pharmacodynamics (PD), as well as efficacy in vivo. 50 50 PP242 + Relative 0 0 Control PP242 10 3.3 1.1 0.37 0.12 0.041 0.013 0.043 3116 Control Trametinib 1.1 0.37 0.12 0.041 0.0137 0.0046 0.0015 0.0005 Highly Selective - DCC-3116 (µM) + PP242 (1 µM) DCC DCC-3116 (µM) + Trametinib (250 nM) ULK KINASE: INITIATING FACTOR FOR AUTOPHAGY No off-target kinases within 30-fold of ULK1 Only 6 kinases within 100-fold, inclusive of DCC-3116 Synergizes with MAPK Inhibitors in 2D and 3D Cellular Growth Assays CONCLUSIONS ases initiate autophagy by ULK2 lating and activating other Figure 6. DCC-3116 Exhibits Synergy with Trametinib in Inhibiting Cell Growth of RAS cancers have high basal autophagy, and induce greater autophagy in response to drug treatments pathway proteins (e.g. RAS- or RAF-mutant Cancer Cells Designed to Avoid CNS Exposure ULK kinase inhibitors represent a differentiated approach to autophagy inhibition, and a first-in-class CLIN1, and ATG14) opportunity for a new therapeutic modality in RAS- and RAF-mutant cancers Low Brain:Plasma ratio (4%) to avoid MIAPACA-2 2D PROLIFERATION BXPC3 2D PROLIFERATION MIAPACA-2 3D GROWTH A549 3D GROWTH proteins, organelles, and E inhibition of CNS autophagy DCC-3116 is a potent, selective, and tight-binding inhibitor of ULK kinase Synergy mapped to D-R (BLISS): Synergy mapped to D-R (BLISS): o are targeted to, and DCC-3116 + trametinib DCC-3116 + trametinib DCC-3116 inhibited phosphorylation of the ULK substrate ATG13 in cancer cells, and exhibited synergy in vitro by, autophagosomes in combination with MAPK inhibitors in inhibiting cancer cell growth Optimized Pharmaceutical Properties ULK1/2 Oral doses of DCC-3116 led to sustained inhibition of ATG13 phosphorylation in vivo utophagosomes and In combination with MAPK inhibitors, DCC-3116 exhibited synergy in tumor growth inhibition in mouse models High solubility and oral bioavailability allows for breakdown and combination with pathway Plasma Free Fraction > 10% Selectively blocking autophagy via inhibition of ULK1/2 kinases, in MAPK f metabolic precursors and inhibition, is a promising therapeutic approach for RAS mutant cancers. CYP1A2, 2C9, 2C19, 2D6, 3A4 and DCC-3116 warrants further study as an inhibitor of autophagy, and has been selected as a candidate Trametinib (nM) DCC-3116 (mM) Trametinib (nM) DCC-3116 (mM) hERG IC values >20 µM for potential clinical development in the treatment of RAS mutant cancers 50 Acknowledgments References We would like to acknowledge Waheed Bhatti, Patrick Kearney, Kevin Roesch, Michael 1) Guo et al., Activated Ras requires autophagy to maintain oxidative metabolism and tumorigenesis. Genes and Dev. 2011; 25: 460 2) Yang et al., Pancreatic cancers require autophagy for tumor growth. Genes and Dev. 2011; 25: 717 Kaufman, Arun Mandagere, Randy McCall, Steve Wilson, and Heather Vital for their 3) Bryant et al., Combination of ERK and autophagy inhibition as a treatment approach for pancreatic cancer. Nature Med. 2019; 25: 628 work on this project and input and review of this presentation. 4) Kinsey et al., Protective autophagy elicited by RAF MEK ERK inhibition suggests a treatment strategy for RAS-driven cancers. Nature Med. 2019; 25: 620